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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 25, 2002

                                 SWS GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


             DELAWARE                  No. 0-19483             No. 75-2040825

   (State or other jurisdiction        (Commission             (IRS employer
        of incorporation)              File Number)          Identification No.)
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                           1201 ELM STREET, SUITE 3500
                               DALLAS, TEXAS 75270
          (Address, including zip code, of principal executive office)
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        Registrants' telephone number, including area code: 214-859-1800

                                 Not applicable
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       (Registrant's former name or address, if changed since last report)

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Item 5.   OTHER EVENTS.

In a press release issued July 25, 2002, SWS Group, Inc. (the "Company") announced that it will record pretax charges of up to $21.7 million. The total charges will have a negative impact on the Company's book value per share of up to 82 cents. See Exhibit 99.

Item 7.   EXHIBITS.

(c) Exhibits.  Exhibit 99.  SWS Group, Inc. Press Release issued July 25, 2002.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          SWS GROUP, INC.
                          Date: July 26, 2002


                          By:     /s/ Stacy M. Hodges
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                               Stacy M. Hodges
                               Executive Vice President, Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION OF EXHIBIT

99             SWS Group, Inc. Press Release issued July 25, 2002.